UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 5, 2007

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

Special Meeting of Shareholders

On June 5, 2007, Forest Oil Corporation (“Forest”) announced that at a special meeting of shareholders held on June 5, 2007, the shareholders approved the issuance of additional shares of common stock pursuant to the agreement and plan of merger among Forest, MJCO Corporation, a wholly owned subsidiary of Forest, and The Houston Exploration Company.   The shareholders also approved a new 2007 stock incentive plan.   A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Preliminary Results of Elections for Cash and Stock Merger Consideration

On June 6, 2007, Forest Oil Corporation jointly announced with The Houston Exploration Company (“Houston Exploration”) the preliminary results of elections received prior to the June 5, 2007 deadline for making a merger consideration election under the agreement and plan of merger (the “Merger Agreement”) dated as of January 7, 2007 among Forest, MJCO, a wholly owned subsidiary of Forest, and Houston Exploration.  Forest and Houston Exploration announced that the stock component for shares of Forest common stock was over subscribed and, as a result, the merger consideration elections will be subject to agreed upon proration procedures described in the merger agreement.   Elections covering 5,188,081 shares of Houston Exploration stock were made pursuant to the notice of guaranteed delivery procedures and the amount of the stock over subscription and the exact allocation of the stock merger consideration will not, however, be known until the final results of the election process are determined following the expiration of the guaranteed delivery period, which will expire at 5:00 p.m., New York City time, on June 8, 2007.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The foregoing materials are not a substitute for the registration statement that was filed with the SEC in connection with Forest’s proposed acquisition of The Houston Exploration Company, or the joint proxy statement/prospectus that was mailed to shareholders commencing on May 4, 2007.  Investors are urged to read the joint proxy statement/prospectus as it contains important information, including detailed risk factors.  The registration statement and other documents filed by Forest and Houston Exploration with the SEC are available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Forest Oil Corporation, 707 17th Street, Suite 3600, Denver, CO 80202, Attention: Investor Relations; or by directing a request to The Houston Exploration Company, 1100 Louisiana Street, Suite 2000, Houston, TX 77002, Attention: Investor Relations.

The information furnished in this Current Report under the heading “Item 7.01 Regulation FD Disclosure” including Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of

Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

99.1	Press release dated June 5, 2007 entitled “Forest Oil Announces Results of Special Meeting of Shareholders.”

99.2	Press release dated June 6, 2007 entitled “Forest Oil and Houston Exploration Announce Preliminary Results of Elections for Cash and Stock Merger Consideration.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: June 6, 2007	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release dated June 5, 2007 entitled “Forest Oil Announces Results of Special Meeting of Shareholders.”

99.2	Forest Oil Corporation press release dated June 6, 2007 entitled “Forest Oil and Houston Exploration Announce Preliminary Results of Elections for Cash and Stock Merger Consideration.”